As filed with the Securities and Exchange Commission on November 5, 2003

Registration No. 333-106702

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 4
to
FORM S-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

TRW Automotive Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	3714	57-1140153
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

12025 Tech Center Drive
Livonia, Michigan 48150
(734) 266-2600

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

SEE TABLE OF ADDITIONAL REGISTRANTS

David L. Bialosky, Esq.
Vice President and General Counsel
TRW Automotive Inc.
12025 Tech Center Drive
Livonia, Michigan 48150
(734) 266-2600

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

With a copy to:

Risë B. Norman, Esq.
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
(212) 455-2000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices
Kelsey-Hayes Company	Delaware	13-3369789	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
Kelsey-Hayes Holdings Inc.	Delaware	38-3169829	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
KH Holdings, Inc.	Delaware	38-3090064	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
Lake Center Industries Transportation, Inc.	Minnesota	41-0968891	5676 Industrial Park Road Winona, Minnesota 55987 (507) 457-3750
Lucas Automotive Inc.	Michigan	54-1640694	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
LucasVarity Automotive Holding Company	Delaware	32-0060844	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
TRW Auto Holdings Inc.	Delaware	65-1166521	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
TRW Automotive Holding Company	Delaware	34-1629553	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
TRW Automotive J.V. LLC	Delaware	85-0487335	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
TRW Automotive (LV) Corp.	Delaware	05-0555258	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
TRW Automotive Safety Systems Arkansas Inc.	Delaware	71-0780825	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
TRW Automotive U.S. LLC	Delaware	14-1857697	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
TRW Composants Moteurs Inc.	Ohio	34-1435033	31, rue des Forges F-67133 Schirmeck France 33-388-49-6060

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices
TRW East Inc.	Delaware	31-1496475	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
TRW Occupant Restraints South Africa Inc.	Delaware	98-0155018	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
TRW Odyssey Inc.	Delaware	34-1829922	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
TRW Overseas Inc.	Ohio	34-1050223	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
TRW Powder Metal Inc.	Delaware	34-1664519	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
TRW Safety Systems Inc.	Delaware	34-1758354	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
TRW Technar Inc.	California	95-2388638	24175 Research Drive Farmington Hills, Michigan 48335-2642 (248) 426-3958
TRW Vehicle Safety Systems Inc.	Delaware	38-2762080	4505 W. 26 Mile Road Washington, Michigan 48094 (586) 781-7200
Varity Executive Payroll, Inc.	Delaware	06-1355174	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
Worldwide Distribution Centers, Inc.	Delaware	51-0123205	12025 Tech Center Drive Livonia, Michigan 48150 (734) 266-2600
TRW Automotive Finance (Luxembourg), S.à.r.l.	Luxembourg	98-0395060	398, route d'Esch L-1471 Luxembourg, Grand Duché de Luxembourg 352-48-18-28-1

EXPLANATORY NOTE

This Amendment No. 4 to the Registration Statement on Form S-1 of TRW Automotive Inc. and its subsidiary guarantor registrants is being filed for the purpose of filing an exhibit.

PART II
Information not required in prospectus

Item 20.    Indemnification of Directors and Officers

TRW Automotive Inc. (the "Company") is a Delaware corporation. Section 145 of the Delaware General Corporation Law (the "DGCL") grants each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if he acted in good faith in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto or eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages for violations of the directors' fiduciary duty of care, except (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

Article EIGHTH of the Company's Amended and Restated Certificate of Incorporation (filed as Exhibit 3.1) provides that except as otherwise provided by the DGCL, no director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director and that the Company may indemnify directors and officers of the Company to the fullest extent permitted by the DGCL.

Article IV of the Company's Amended and Restated By-laws provides that:

With respect to third party claims, the Company, to the fullest extent permitted and in the manner required, by the laws of the State of Delaware, shall indemnify any person who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, regulatory or investigative in nature (other than an action by or in the right of the Company), by reason of the fact that such person is or was a director or officer of the Company, or, if at a time when he or she was a director or officer of the Company, is or was serving at the request of, or to represent the interests of, the Company as a director, officer, partner, member, trustee, fiduciary, employee or agent (a "Subsidiary Officer") of another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise including any charitable or not-for-profit public service organization or trade association (an "Affiliated Entity"), against expenses (including attorneys' fees and disbursements), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; provided, however, that (i) the Company shall not be obligated to indemnify a director or officer of the Company or a Subsidiary Officer of any Affiliated Entity against expenses incurred in connection with an action, suit, proceeding or investigation to which such person is threatened to be made a party but does not become a party unless such expenses were incurred with the approval of the Board of Directors, a committee thereof or the Chairman, a Vice Chairman or the President of the Company and (ii) the Company shall not be obligated to indemnify against any amount paid in settlement unless the Company has consented to such settlement. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his or her conduct was unlawful. Notwithstanding anything to the contrary in the foregoing provisions of this paragraph, a person shall not be entitled, as a matter of right, to indemnification pursuant to this paragraph against costs or expenses incurred in connection with any action, suit or proceeding commenced by such person against the Company or any Affiliated Entity or any person who is or was a director, officer, partner, member, fiduciary, employee or agent of the Company or a Subsidiary Officer of any Affiliated Entity in their capacity as such, but such indemnification may be provided by the Company in a specific case as permitted by the Amended and Restated By-laws.

The Company's Amended and Restated By-laws also provides that, with respect to derivative claims, the Company, to the fullest extent permitted and in the manner required, by the laws of the State of Delaware, shall indemnify any person who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action or suit (including any appeal thereof) brought by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or, if at a time when he or she was a director or officer to the Company, is or was serving at the request of, or to represent the interests of, the Company as a Subsidiary Officer of an Affiliated Entity against expenses (including attorneys' fees and disbursements) and costs actually and reasonably incurred by such person in connection with such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless, and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such judgment was rendered shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses and costs as the Court of Chancery of the State of Delaware or such other court shall deem proper; provided, however, that the Company shall not be obligated to indemnify a director or officer of the Company or a Subsidiary Officer of any Affiliated Entity against expenses incurred in connection with an action or suit to which such person is threatened to be made a party but does not become a party unless such expenses were incurred with the approval of the Board of Directors, a committee thereof, or the Chairman, a Vice Chairman or the President of the Corporation. Notwithstanding anything to the contrary in the foregoing provisions of this paragraph, a person shall not be entitled, as a matter of right, to indemnification pursuant to this paragraph against costs and expenses incurred in connection with any action or suit in the right of the Company commenced by such Person, but such indemnification may be provided by the Company in any specific case as permitted under the Amended and Restated By-laws.

The Company has also obtained officers' and directors' liability insurance which insures against liabilities that officers and directors of the Company may, in such capacities, incur.

Item 21.    Exhibits and Financial Statement Schedules

(a)  Exhibits

A list of exhibits filed with this registration statement on Form S-4 is set forth on the Exhibit Index and is incorporated in this Item 21(a) by reference.

(b)  Financial Statement Schedules

SCHEDULE II

Valuation and Qualifying Accounts for years ended
December 31, 2002, December 31, 2001 and December 31, 2000
(Dollars in millions)

		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charged (credited) to other accounts	Deductions*	Balance at end of period
Year ended December 31, 2002
Allowance for doubtful accounts	$41	$16	$—	$(4)	$53
Deferred tax asset valuation allowance	75	(18)	—	—	57
Year ended December 31, 2001
Allowance for doubtful accounts	$41	$10	$—	$(10)	$41
Deferred tax asset valuation allowance	103	(28)	—	—	75
Year ended December 31, 2000
Allowance for doubtful accounts	$38	$7	$—	$(4)	$41
Deferred tax asset valuation allowance	138	(35)	—	—	103

* Uncollectable accounts charged off, net of recoveries.

Item 22.    Undertakings

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more that a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(5) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW Automotive Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

TRW Automotive Inc.
By:	*
Name: Joseph S. Cantie Title: Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President, Chief Executive Officer and Director (Principal Executive Officer)

John C. Plant

*	Vice President and Chief Financial Officer (Principal Financial Officer)

Joseph S. Cantie

*	Controller (Principal Accounting Officer)

Tammy S. Mitchell

*	Director

Joshua H. Astrof

*	Director

Robert L. Friedman

*	Director

Neil P. Simpkins

*	Director

Mark J. Johnson

*	Director

Michael O'Neill

*	Director

Paul H. O'Neill

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Kelsey-Hayes Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

Kelsey-Hayes Company
By:	*
Name: Joseph S. Cantie Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President and Director (Principal Executive Officer)

John C. Plant

*	Vice President and Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

/s/ David L. Bialosky	Vice President, Secretary and Director

David L. Bialosky

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Kelsey-Hayes Holdings Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

Kelsey-Hayes Holdings Inc.
By:	*
Name: Joseph S. Cantie Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President and Director (Principal Executive Officer)

John C. Plant

*	Vice President and Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

/s/ David L. Bialosky	Vice President and Secretary and Director

David L. Bialosky

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, KH Holdings, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

KH Holdings, Inc.
By:	*
Name: Joseph S. Cantie Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President and Director (Principal Executive Officer)

John C. Plant

*	Vice President and Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

/s/ David L. Bialosky	Vice President and Secretary and Director

David L. Bialosky

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Lake Center Industries Transportation, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

Lake Center Industries Transportation, Inc.
By:	*
Name: Joseph S. Cantie Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

/s/ David L. Bialosky	President and Director (Principal Executive Officer)

David L. Bialosky

*	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Tammy S. Mitchell

*	Secretary and Director

Joseph S. Cantie

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Lucas Automotive Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

Lucas Automotive Inc.
By:	*
Name: Joseph S. Cantie Title: Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President and Director (Principal Executive Officer)

John C. Plant

*	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

/s/ David L. Bialosky	Secretary and Director

David L. Bialosky

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, LucasVarity Automotive Holding Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

LucasVarity Automotive Holding Company
By:	*
Name: Joseph S. Cantie Title: Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	Chief Executive Officer and President and Director (Principal Executive Officer)

John C. Plant

*	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

*	Controller and Vice President

Tammy S. Mitchell

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW Auto Holdings Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

TRW Auto Holdings Inc.
By:	*
Name: Joseph S. Cantie Title: Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	Chief Executive Officer and President and Director (Principal Executive Officer)

John C. Plant

*	Vice President and Chief Financial Officer (Principal Financial Officer)

Joseph S. Cantie

*	Controller and Vice President (Principal Accounting Officer)

Tammy S. Mitchell

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW Automotive Holding Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

TRW Automotive Holding Company
By:	*
Name: Joseph S. Cantie Title: Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President and Director (Principal Executive Officer)

John C. Plant

*	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

/s/ David L. Bialosky	Vice President, Secretary and Director

David L. Bialosky

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW Automotive J.V. LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

TRW Automotive J.V. LLC
By:	*
Name: Joseph S. Cantie Title: Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President and Chief Executive Officer (Principal Executive Officer)

John C. Plant

*	Vice President and Chief Financial Officer (Principal Financial Officer)

Joseph S. Cantie

*	Vice President and Controller (Principal Accounting Officer)

Tammy S. Mitchell

TRW Automotive Inc.	Sole Member

/s/ David L. Bialosky

Name: David L. Bialosky Title: Vice President and General Counsel

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW Automotive (LV) Corp. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

TRW Automotive (LV) Corp.
By:	*
Name: Joseph S. Cantie Title: Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President and Chief Executive Officer (Principal Executive Officer)

John C. Plant

*	Treasurer (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

*	Director

Joshua H. Astrof

*	Director

Robert L. Friedman

*	Director

Neil P. Simpkins

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW Automotive Safety Systems Arkansas Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

TRW Automotive Safety Systems Arkansas Inc.
By:	*
Name: Joseph S. Cantie Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President and Director (Principal Executive Officer)

John C. Plant

*	Vice President and Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

/s/ David L. Bialosky	Vice President and Secretary and Director

David L. Bialosky

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW Automotive U.S. LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

TRW Automotive U.S. LLC
By:	*
Name: Joseph S. Cantie Title: Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President and Chief Executive Officer (Principal Executive Officer)

John C. Plant

*	Vice President and Chief Financial Officer (Principal Financial Officer)

Joseph S. Cantie

*	Vice President and Controller (Principal Accounting Officer)

Tammy S. Mitchell

TRW Automotive Inc.	Sole Member

/s/ David L. Bialosky

Name: David L. Bialosky Title: Vice President and General Counsel

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW Composants Moteurs Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

TRW Composants Moteurs Inc.
By:	*
Name: Joseph S. Cantie Title: Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President and Director (Principal Executive Officer)

John C. Plant

*	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

/s/ David L. Bialosky	Director and Secretary

David L. Bialosky

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW East Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

TRW East Inc.
By:	*
Name: Joseph S. Cantie Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President and Director (Principal Executive Officer)

John C. Plant

*	Vice President and Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

/s/ David L. Bialosky	Vice President and Secretary and Director

David L. Bialosky

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW Occupant Restraints South Africa Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Livonia, State of Michigan, on November 5, 2003.

TRW Occupant Restraints South Africa Inc.
By:	*
Name: Joseph S. Cantie Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President (Principal Executive Officer)

Dennis Boyer

*	Vice President and Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

*	Director

John C. Plant

/s/ David L. Bialosky	Vice President and Secretary and Director

David L. Bialosky

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW Odyssey Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

TRW Odyssey Inc.
By:	*
Name: Joseph S. Cantie Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President and Director (Principal Executive Officer)

John C. Plant

*	Vice President and Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

/s/ David L. Bialosky	Vice President and Secretary and Director

David L. Bialosky

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW Overseas Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

TRW Overseas Inc.
By:	*
Name: Joseph S. Cantie Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	Vice President and Director (Principal Executive Officer)

John C. Plant

*	Vice President and Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

/s/ David L. Bialosky	Vice President and Assistant Secretary and Director

David L. Bialosky

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW Powder Metal Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

TRW Powder Metal Inc.
By:	*
Name: Joseph S. Cantie Title: Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

/s/ David L. Bialosky	President and Secretary and Director (Principal Executive Officer)

David L. Bialosky

*	Treasurer (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

*	Director

Robert D. Elliston

*	Director

Tammy S. Mitchell

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW Safety Systems Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

TRW Safety Systems Inc.
By:	*
Name: Joseph S. Cantie Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President (Principal Executive Officer)

Dennis Boyer

*	Vice President and Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

/s/ David L. Bialosky	Vice President and Secretary and Director

David L. Bialosky

*	Director

John C. Plant

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW Technar Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

TRW Technar Inc.
By:	*
Name: Joseph S. Cantie Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	General Manager and President (Principal Executive Officer)

Alain Charlois

*	Vice President and Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

/s/ David L. Bialosky	Vice President and Secretary and Director

David L. Bialosky

*	Director

John C. Plant

*	Director

Tammy S. Mitchell

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW Vehicle Safety Systems Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, City of Livonia, State of Michigan, on November 5, 2003.

TRW Vehicle Safety Systems Inc.
By:	*
Name: Joseph S. Cantie Title: Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	Chief Executive Officer and President and Director (Principal Executive Officer)

John C. Plant

*	Vice President and Chief Financial Officer and Director (Principal Financial Officer)

Joseph S. Cantie

*	Controller and Vice President (Principal Accounting Officer)

Tammy S. Mitchell

/s/ David L. Bialosky	Vice President, General Counsel and Secretary and Director

David L. Bialosky

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Varity Executive Payroll, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

Varity Executive Payroll, Inc.
By:	*
Name: Joseph S. Cantie Title: Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President and Director (Principal Executive Officer)

John C. Plant

*	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Joseph S. Cantie

/s/ David L. Bialosky	Secretary and Director

David L. Bialosky

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Worldwide Distribution Centers, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

Worldwide Distribution Centers, Inc.
By:	*
Name: Joseph S. Cantie Title: Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 5, 2003.

Signature	Title

*	President (Principal Executive Officer)

Werner Deggim

*	Vice President and Assistant Secretary and Director (Principal Financial Officer)

Joseph S. Cantie

*	Treasurer and Vice President and Director (Principal Accounting Officer)

Tammy S. Mitchell

/s/ David L. Bialosky	Vice President and Secretary and Director

David L. Bialosky

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRW Automotive Finance (Luxembourg), S.à.r.l. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan, on November 5, 2003.

TRW Automotive Finance (Luxembourg), S.à.r.l.
By:	*
Name: Neil P. Simpkins Title: Sole Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacity indicated on November 5, 2003.

Signature	Title

*	Sole Manager (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Authorized U.S. Representative)

Neil P. Simpkins

*By: /s/ David L. Bialosky

David L. Bialosky as Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1*	The Master Purchase Agreement, dated as of November 18, 2002, between BCP Acquisition Company L.L.C. and Northrop Grumman Corporation
2.2*	Amendment No. 1, dated December 20, 2002, to the Master Purchase Agreement, dated as of November 18, 2002, among BCP Acquisition Company L.L.C., Northrop Grumman Corporation, TRW Inc. and TRW Automotive Inc.
2.3*	Amendment No. 2, dated February 28, 2003, to the Master Purchase Agreement, dated as of November 18, 2002, among BCP Acquisition Company L.L.C., Northrop Grumman Corporation, Northrop Grumman Space & Mission Systems Corp. and TRW Automotive Inc.
3.1*	Amended and Restated Certificate of Incorporation of TRW Automotive Inc., as amended
3.2*	Amended and Restated By-Laws of TRW Automotive Inc.
3.3*	Amended and Restated Certificate of Incorporation of Kelsey-Hayes Company, as amended
3.4*	By-Laws of Kelsey-Hayes Company, as amended
3.5*	Certificate of Incorporation of Kelsey-Hayes Holdings Inc.
3.6*	By-Laws of Kelsey-Hayes Holdings Inc.
3.7*	Certificate of Incorporation of KH Holdings, Inc., as amended
3.8*	By-Laws of KH Holdings, Inc.
3.9*	Articles of Incorporation of Lake Center Industries Transportation, Inc.
3.10*	Restated By-Laws of Lake Center Industries Transportation, Inc.
3.11*	Articles of Incorporation of Lucas Automotive Inc.
3.12*	By-Laws of Lucas Automotive Inc.
3.13*	Certificate of Incorporation of LucasVarity Automotive Holding Company
3.14*	By-Laws of LucasVarity Automotive Holding Company
3.15*	Certificate of Incorporation of TRW Auto Holdings Inc., as amended
3.16*	By-Laws of TRW Auto Holdings Inc.
3.17*	Updated Articles of Association of TRW Automotive Finance (Luxembourg) S.à.r.l.
3.18*	Certificate of Incorporation of TRW Automotive Holding Company, as amended
3.19*	Amended and Restated By-Laws of TRW Automotive Holding Company
3.20*	Certificate of Formation of TRW Automotive J.V. LLC, as amended
3.21*	Limited Liability Company Agreement of TRW Automotive J.V. LLC, as amended
3.22*	Certificate of Incorporation TRW Automotive (LV) Corp., as amended
3.23*	Amended and Restated By-Laws of TRW Automotive (LV) Corp.
3.24*	Certificate of Incorporation of TRW Automotive Safety Systems Arkansas Inc., as amended
3.25*	Amended and Restated By-Laws of TRW Automotive Safety Systems Arkansas Inc.

Exhibit No.	Description of Exhibit
3.26*	Certificate of Formation of TRW Automotive U.S. LLC
3.27*	Limited Liability Company Agreement of TRW Automotive U.S. LLC, as amended
3.28*	Articles of Incorporation of TRW Composants Moteurs Inc., as amended
3.29*	Amended Regulations of TRW Composants Moteurs Inc.
3.30*	Certificate of Incorporation of TRW East Inc.
3.31*	Amended and Restated By-Laws of TRW East Inc.
3.32*	Certificate of Incorporation of TRW Occupant Restraints South Africa Inc.
3.33*	Amended and Restated By-Laws of TRW Occupant Restraints South Africa Inc.
3.34*	Certificate of Incorporation of TRW Odyssey Inc.
3.35*	By-Laws of TRW Odyssey Inc.
3.36*	Amended Articles of Incorporation of TRW Overseas Inc.
3.37*	Regulations of TRW Overseas Inc.
3.38*	Certificate of Incorporation of TRW Powder Metal Inc.
3.39*	Amended and Restated By-Laws of TRW Powder Metal Inc.
3.40*	Certificate of Incorporation of TRW Safety Systems Inc., as amended
3.41*	Amended and Restated By-Laws of TRW Safety Systems Inc.
3.42*	Articles of Incorporation of TRW Technar Inc., as amended
3.43*	By-Laws of TRW Technar Inc.
3.44*	Certificate of Incorporation of TRW Vehicle Safety Systems Inc.
3.45*	Amended and Restated By-Laws of TRW Vehicle Safety Systems Inc.
3.46*	Certificate of Incorporation of Varity Executive Payroll Inc., as amended
3.47*	Amended and Restated By-Laws of Varity Executive Payroll Inc.
3.48*	Certificate of Incorporation of Worldwide Distribution Centers, Inc.
3.49*	Amended and Restated By-Laws of Worldwide Distribution Centers, Inc.
4.1*	Dollar Senior Notes Indenture dated as of February 18, 2003 between TRW Automotive Acquisition Corp. and The Bank of New York, as Trustee
4.2*	Dollar Senior Notes Supplemental Indenture dated as of February 28, 2003 among the New Guarantors (as defined therein), TRW Automotive Acquisition Corp. and The Bank of New York, as Trustee
4.3*	Dollar Senior Subordinated Notes Indenture dated as of February 18, 2003 between TRW Automotive Acquisition Corp. and The Bank of New York, as Trustee
4.4*	Dollar Senior Subordinated Notes Supplemental Indenture dated as of February 28, 2003 among the New Guarantors (as defined therein), TRW Automotive Acquisition Corp. and The Bank of New York, as Trustee
4.5*	Euro Senior Notes Indenture dated as of February 18, 2003 between TRW Automotive Acquisition Corp. and The Bank of New York, as Trustee

Exhibit No.	Description of Exhibit
4.6*	Euro Senior Notes Supplemental Indenture dated as of February 28, 2003 among the New Guarantors (as defined therein), TRW Automotive Acquisition Corp. and The Bank of New York, as Trustee
4.7*	Euro Senior Subordinated Notes Indenture dated as of February 18, 2003 between TRW Automotive Acquisition Corp. and The Bank of New York, as Trustee
4.8*	Euro Senior Subordinated Notes Supplemental Indenture dated as of February 28, 2003 among the New Guarantors (as defined therein), TRW Automotive Acquisition Corp. and The Bank of New York, as Trustee
4.9*	9 3/8% $925,000,000 Senior Notes Due 2013 Exchange and Registration Rights Agreement dated as of February 18, 2003 between TRW Automotive Acquisition Corp. and J.P. Morgan Securities Inc. for itself and on behalf of the Dollar Initial Purchasers (as defined therein)
4.10*	Joinder to the 9 3/8% $925,000,000 Senior Notes Due 2013 Exchange and Registration Rights Agreement dated as of February 28, 2003 among TRW Automotive Acquisition Corp., the Guarantors (as defined therein) and J.P. Morgan Securities Inc. for itself and on behalf of the Dollar Initial Purchasers (as defined therein)
4.11*	10 1/8% €200,000,000 Senior Notes Due 2013 Exchange and Registration Rights Agreement dated as of February 18, 2003 between TRW Automotive Acquisition Corp. and J.P. Morgan Securities Ltd. for itself and on behalf of the Euro Initial Purchasers (as defined therein)
4.12*	Joinder to the 10 1/8% €200,000,000 Senior Notes Due 2013 Exchange and Registration Rights Agreement dated as of February 28, 2003 among TRW Automotive Acquisition Corp., the Guarantors (as defined therein) and J.P. Morgan Securities Ltd. for itself and on behalf of the Euro Initial Purchasers (as defined therein)
4.13*	11% $300,000,000 Senior Subordinated Notes Due 2013 Exchange and Registration Rights Agreement dated as of February 18, 2003 between TRW Automotive Acquisition Corp. and J.P. Morgan Securities Inc. for itself and on behalf of the Dollar Initial Purchasers (as defined therein)
4.14*	Joinder to the 11% $300,000,000 Senior Subordinated Notes Due 2013 Exchange and Registration Rights Agreement dated as of February 28, 2003 among TRW Automotive Acquisition Corp., the Guarantors (as defined therein) and J.P. Morgan Securities Inc. for itself and on behalf of the Dollar Initial Purchasers (as defined therein)
4.15*	11¾% €125,000,000 Senior Subordinated Notes Due 2013 Exchange and Registration Rights Agreement dated as of February 18, 2003 between TRW Automotive Acquisition Corp. and J.P. Morgan Securities Ltd. for itself and on behalf of the Euro Initial Purchasers (as defined therein)
4.16*	Joinder to the 11¾% €125,000,000 Senior Subordinated Notes Due 2013 Exchange and Registration Rights Agreement dated as of February 28, 2003 among TRW Automotive Acquisition Corp., the Guarantors (as defined therein) and J.P. Morgan Securities Ltd. for itself and on behalf of the Euro Initial Purchasers (as defined therein)
5.1	Opinion of Simpson Thacher & Bartlett LLP
5.2**	Opinion of David L. Bialosky, General Counsel of TRW Automotive Inc.

Exhibit No.	Description of Exhibit
5.3**	Opinion of Barbara G. Novak, Senior Counsel, Securities and Finance, of TRW Automotive Inc.
5.4**	Opinion of Faegre & Benson LLP
5.5*****	Opinion of Kremer Associés & Clifford Chance
10.1**	Amendment and Restatement Agreement dated as of July 22, 2003, among TRW Automotive Holdings Corp., TRW Automotive Intermediate Holdings Corp., TRW Automotive Acquisition Corp., the Foreign Subsidiary Borrowers party thereto, the Lenders party thereto from time to time, JPMorgan Chase Bank as Administrative Agent, Credit Suisse First Boston, Lehman Commercial Paper Inc., and Deutsche Bank Securities Inc., as Co-Syndication Agents, and Bank of America, N.A. as Documentation Agent
10.2*	U.S. Guarantee and Collateral Agreement, dated and effective as of February 28, 2003, among TRW Automotive Holdings Corp., TRW Automotive Intermediate Holdings Corp., TRW Automotive Acquisition Corp., each other subsidiary of TRW Automotive Holdings Corp. party thereto, TRW Automotive Finance (Luxembourg) S.à.r.l. and JPMorgan Chase Bank, as Collateral Agent
10.3*	Finco Guarantee Agreement, dated as of February 28, 3003, between TRW Automotive Finance (Luxembourg) S.à.r.l. and JPMorgan Chase Bank, as Collateral Agent
10.4*	First-Tier Subsidiary Pledge Agreement, dated and effective as of February 28, 2003, among TRW Automotive Acquisition Corp., each subsidiary of TRW Automotive Acquisition Corp. party thereto and JPMorgan Chase Bank, as Collateral Agent
10.5*	Receivables Purchase Agreement, dated as of February 28, 2003, among Kelsey-Hayes Company, TRW Automotive U.S. LLC, TRW Vehicle Safety Systems Inc. and Lake Center Industries Transportation, Inc., as sellers, TRW Automotive U.S. LLC, as seller agent and TRW Automotive Receivables LLC, as buyer
10.6*	Transfer Agreement, dated as of February 28, 2003, between TRW Automotive Receivables LLC and TRW Automotive Global Receivables LLC
10.7*	Receivables Loan Agreement, dated as of February 27, 2003, among TRW Automotive Global Receivables LLC, as borrower, the conduit lenders and committed lenders party thereto, Credit Suisse First Boston, Hudson Castle Group Inc., Deutsche Bank AG London and JPMorgan Chase Bank, as funding agents, and JPMorgan Chase Bank as administrative agent
10.8*	Servicing Agreement, dated as of February 28, 2003, among TRW Automotive Global Receivables LLC, TRW Automotive U.S. LLC, as collection agent, the Persons identified on Schedule I thereto, as sub-collection agents, and JPMorgan Chase Bank, as administrative agent
10.9*	Performance Guaranty, dated as of February 28, 2003, among TRW Automotive Acquisition Corp., the Persons identified on Schedule IV thereto, as performance guarantors, TRW Automotive Receivables LLC, TRW Automotive Global Receivables LLC, and JPMorgan Chase as administrative agent
10.10**	Trust deed constituting £100,000,000 10% Bonds Due 2020, dated January 10, 1999, between Lucas Industries plc and The Law Debenture Trust Corporation p.l.c.
10.11*	Intellectual Property License Agreement, dated as of February 28, 2003, between TRW Automotive Acquisition Corp. and Northrop Grumman Space and Missions Corp.

Exhibit No.	Description of Exhibit
10.12*	Intellectual Property License Agreement, dated as of February 28, 2003, between Northrop Grumman Space and Missions Corp. and TRW Automotive Acquisition Corp.
10.13*	Transition Services Agreement, dated as of February 28, 2003, between TRW Inc. and TRW Automotive Acquisition Corp.
10.14*	Employee Matters Agreement, dated as of February 28, 2003, between TRW Inc. and TRW Automotive Acquisition Corp.
10.15*	Insurance Allocation Agreement, dated as of February 28, 2003, between TRW Inc. and TRW Automotive Acquisition Corp.
10.16*	Stockholders' Agreement, dated as of February 28, 2003, between TRW Automotive Holdings Corp., Automotive Investors L.L.C. and Northrop Grumman Corporation
10.17*	Transaction and Monitoring Fee Agreement, dated as of February 28, 2003, between TRW Automotive Acquisition Corp. and Blackstone Management Partners IV L.L.C.
10.18*	Employee Stockholders Agreement, dated as of February 28, 2003, by and among TRW Automotive Holdings Corp. and the other parties named therein
10.19*	Consent, dated as of April 4, 2003, between TRW Automotive Holdings Corp. and Automotive Investors L.L.C.
10.20*	TRW Automotive Holdings Corp. 2003 Stock Incentive Plan
10.21*	Form of General Non-Qualified Stock Option Agreement
10.22*	Employment Agreement, dated as of February 6, 2003 between TRW Automotive Acquisition Corp., TRW Limited and John C. Plant
10.23*	Employment Agreement, dated as of February 28, 2003 by and between TRW Automotive Acquisition Corp., TRW Limited and Steven Lunn
10.24*	Employment Agreement, dated as of February 27, 2003 by and between TRW Limited and Peter J. Lake
10.25*	Employment Agreement, dated as of February 13, 2003 by and between TRW Automotive Acquisition Corp. and Joseph S. Cantie
10.26*	Employment Agreement dated as of February 13, 2003 by and between TRW Automotive Acquisition Corp. and David L. Bialosky
10.27*	Employment Agreement dated as of February 13, 2003 by and between TRW Automotive Acquisition Corp. and Robert A. Alberico
10.28*	Retention Agreement, dated August 9, 2002, by and between Northrop Grumman Corporation and John C. Plant
10.29***	Retention Agreement, dated August 9, 2002, by and between Northrop Grumman Corporation and Steven Lunn
10.30***	Retention Agreement, dated August 9, 2002, by and between Northrop Grumman Corporation and Peter J. Lake
10.31***	Retention Agreement, dated August 9, 2002, by and between Northrop Grumman Corporation and Joseph S. Cantie
10.32***	Retention Agreement, dated August 9, 2002, by and between Northrop Grumman Corporation and David L. Bialosky

Exhibit No.	Description of Exhibit
10.33***	Retention Agreement, dated August 9, 2002, by and between Northrop Grumman Corporation and Robert A. Alberico
10.34*	Amended and Restated TRW Automotive Supplemental Retirement Income Plan, dated February 27, 2003
10.35*	Letter Agreement, dated May 27, 2003, between John C. Plant and TRW Automotive Inc.
10.36**	Lucas Funded Executive Pension Scheme No. 4
10.37**	TRW Automotive Benefits Equalization Plan
10.38**	TRW Automotive Deferred Compensation Plan
10.39**	Amendment No. 1, dated as of April 30, 2003, to the Receivables Loan Agreement, dated as of February 27, 2003, among TRW Automotive Global Receivables LLC, as borrower, the existing conduit lenders, the new conduit lenders, existing committed lenders, new committed lenders, existing funding agents and new funding agents party thereto, and JPMorgan Chase Bank as administrative agent
10.40**	Amendment No. 2, dated as of May 19, 2003, to the Receivables Loan Agreement, dated as of February 27, 2003, among TRW Automotive Global Receivables LLC, as borrower, the conduit lenders, the committed lenders and the funding agents party thereto and JPMorgan Chase Bank, as administrative agent
10.41****	Amendment No. 3, dated as of September 26, 2003, to the Receivables Loan Agreement, dated as of February 27, 2003, among TRW Automotive Global Receivables LLC; as borrower, the conduit lenders, the committed lenders and the funding agents party thereto and JPMorgan Chase Bank, as administrative agent.
12.1****	Statement re Computation of Ratio of Earnings to Fixed Charges
21.1****	List of Subsidiaries
23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of its opinion filed as Exhibit 5.1 hereto)
23.2*****	Consent of Ernst & Young LLP
23.3**	Consent of David L. Bialosky (included as part of his opinion filed as Exhibit 5.2 hereto)
23.4**	Consent of Barbara G. Novak (included as part of her opinion filed as Exhibit 5.3 hereto)
23.5**	Consent of Faegre & Benson LLP (included as part of its opinion filed as Exhibit 5.4 hereto)
23.6*****	Consent of Kremer Associes & Clifford Chance (included as part of its opinion filed as Exhibit 5.5 hereto)
24.1*	Powers of Attorney of the directors and officers of the registrants except Paul H. O'Neill (included in the signature pages to the registration statement)
24.2**	Power of Attorney of Paul H. O'Neill
25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York, as Trustee with respect to the Dollar Senior Notes Indenture
25.2**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York, as Trustee with respect to the Euro Senior Notes Indenture

Exhibit No.	Description of Exhibit
25.3**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York, as Trustee with respect to the Dollar Senior Subordinated Notes Indenture
25.4**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York, as Trustee with respect to the Euro Senior Subordinated Notes Indenture
99.1****	Form of Letter of Transmittal
99.2**	Form of Letter to Securities Dealers, Commercial Banks, Trust Companies and Other Nominees
99.3**	Form of Letter to Clients
99.4**	Form of Notice of Guaranteed Delivery

*	Previously filed with the Registrants' initial Registration Statement on July 1, 2003.
**	Previously filed with the Registrants' Amendment No. 1 to the Registration Statement on September 12, 2003.
***	Previously refiled with the Registrants' Amendment No. 1 to the Registration Statement on September 12, 2003 to correct typographical errors in the document filed with the Registrants' initial Registration Statement.
****	Previously filed with the Registrants' Amendment No. 2 to the Registration Statement on October 30, 2003.
*****	Previously filed with the Registrants' Amendment No. 3 to the Registration Statement on November 5, 2003.